Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2008	December 31, 2007
	(Thousands of Dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$82,818	$15,104
Investments in securitizable assets	—	308,182
Receivables, less provision for uncollectible accounts of $44,423 in 2008 and $25,529 in 2007	623,834	401,283
Unbilled revenues	193,685	101,860
Taxes receivable	1,102	13,850
Fuel, materials and supplies	270,375	210,850
Marketable securities - current	80,623	70,816
Derivative assets - current	44,054	105,517
Prepayments and other	77,756	58,794

	1,374,247	1,286,256

Property, Plant and Equipment:
Electric utility	8,378,452	7,594,606
Gas utility	1,011,311	977,290
Other	288,890	310,535

	9,678,653	8,882,431
Less: Accumulated depreciation: $2,591,645 for electric and gas utility and $158,751 for other in 2008; $2,483,570 for electric and gas utility and $178,193 for other in 2007	2,750,396	2,661,763

	6,928,257	6,220,668
Construction work in progress	1,012,770	1,009,277

	7,941,027	7,229,945

Deferred Debits and Other Assets:
Regulatory assets	2,372,197	2,057,083
Goodwill	287,591	287,591
Prepaid pension	222,484	202,512
Marketable securities - long-term	35,020	53,281
Derivative assets - long-term	266,346	298,001
Other	164,821	167,153

	3,348,459	3,065,621

Total Assets	$12,663,733	$11,581,822

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2008	December 31, 2007
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
Current Liabilities:
Notes payable to banks	$442,187	$79,000
Long-term debt - current portion	116,286	154,286
Accounts payable	463,966	598,546
Accrued interest	77,062	56,592
Derivative liabilities - current	64,175	71,601
Other	172,226	246,125

	1,335,902	1,206,150

Rate Reduction Bonds	743,345	917,436

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,175,988	1,067,490
Accumulated deferred investment tax credits	26,239	28,845
Deferred contractual obligations	197,304	222,908
Regulatory liabilities	645,235	851,780
Derivative liabilities - long-term	785,908	208,461
Accrued postretirement benefits	162,910	181,507
Other	427,289	383,611

	3,420,873	2,944,602

Capitalization:
Long-Term Debt	4,031,432	3,483,599

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders’ Equity:
Common shares, $5 par value - authorized 225,000,000 shares; 176,179,925 shares issued and 155,661,854 shares outstanding in 2008 and 175,924,694 shares issued and 155,079,770 shares outstanding in 2007	880,899	879,623
Capital surplus, paid in	1,472,550	1,465,946
Deferred contribution plan - employee stock ownership plan	(18,726)	(26,352)
Retained earnings	1,039,984	946,792
Accumulated other comprehensive income	2,877	9,359
Treasury stock, 19,708,136 shares in 2008 and 19,705,545 shares in 2007	(361,603)	(361,533)

Common Shareholders’ Equity	3,015,981	2,913,835

Total Capitalization	7,163,613	6,513,634

Total Liabilities and Capitalization	$12,663,733	$11,581,822

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(Thousands of Dollars, except share information)
Operating Revenues	$1,506,897	$1,450,977	$4,352,209	$4,546,267

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	801,050	881,234	2,286,066	2,756,522
Other	232,222	195,112	755,306	678,224
Maintenance	71,287	53,854	198,892	159,681
Depreciation	69,717	64,522	205,792	191,393
Amortization of regulatory assets, net	61,386	17,007	132,186	19,795
Amortization of rate reduction bonds	53,132	52,403	154,366	151,316
Taxes other than income taxes	69,026	63,485	200,133	193,435

Total operating expenses	1,357,820	1,327,617	3,932,741	4,150,366

Operating Income	149,077	123,360	419,468	395,901
Interest Expense:
Interest on long-term debt	53,111	41,706	142,333	118,153
Interest on rate reduction bonds	12,207	15,111	38,910	47,300
Other interest	5,579	4,949	18,355	15,172

Interest expense, net	70,897	61,766	199,598	180,625

Other Income, Net	17,682	10,734	41,610	36,676

Income from Continuing Operations Before Income Tax Expense	95,862	72,328	261,480	251,952
Income Tax Expense	21,783	20,756	68,381	75,182

Income from Continuing Operations Before Preferred Dividends of Subsidiary	74,079	51,572	193,099	176,770
Preferred Dividends of Subsidiary	1,390	1,390	4,169	4,169

Income from Continuing Operations	72,689	50,182	188,930	172,601
Discontinued Operations:
Income from Discontinued Operations	—	16	—	264
(Losses)/Gains from Sale/Disposition of Discontinued Operations	—	(90)	—	1,927
Income Tax (Benefit)/Expense	—	(16)	—	1,021

(Loss)/Income from Discontinued Operations	—	(58)	—	1,170

Net Income	$72,689	$50,124	$188,930	$173,771

Basic Earnings Per Common Share:
Income from Continuing Operations	$0.47	$0.32	$1.22	$1.12
Income from Discontinued Operations	—	—	—	—

Basic Earnings Per Common Share	$0.47	$0.32	$1.22	$1.12

Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$0.47	$0.32	$1.21	$1.11
Income from Discontinued Operations	—	—	—	0.01

Fully Diluted Earnings Per Common Share	$0.47	$0.32	$1.21	$1.12

Basic Common Shares Outstanding (weighted average)	155,607,201	154,930,930	155,456,606	154,672,270

Fully Diluted Common Shares Outstanding (weighted average)	156,097,641	155,420,239	155,904,871	155,210,704

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2008	2007
	(Thousands of Dollars)
Operating Activities:
Net income	$188,930	$173,771
Adjustments to reconcile to net cash flows provided by operating activities:
Bad debt expense	21,341	19,983
Depreciation	205,792	191,393
Deferred income taxes	31,125	(41,144)
Pension expense, net of capitalized portion	5,956	13,776
(Deferral)/amortization of recoverable energy costs	(5,898)	1,494
Amortization of rate reduction bonds	154,366	151,316
Amortization of regulatory assets, net	132,186	19,795
Regulatory (refunds and underrecoveries)/overrecoveries	(97,888)	95,766
Derivative assets and liabilities	(32,369)	(31,641)
Deferred contractual obligations	(25,604)	(32,760)
Other non-cash adjustments	(19,532)	(2,561)
Other sources of cash	2,907	—
Other uses of cash	(28,315)	(33,101)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	(10,356)	43,511
Fuel, materials and supplies	(59,554)	(57,281)
Investments in securitizable assets	(25,787)	18,137
Other current assets	(26,189)	(6,483)
Accounts payable	(58,594)	(91,473)
Counterparty deposits and margin special deposits	7,965	20,858
Taxes receivable/accrued	64,425	(350,529)
Other current liabilities	(2,801)	(34,676)

Net cash flows provided by operating activities	422,106	68,151

Investing Activities:
Investments in property and plant	(951,831)	(750,231)
Proceeds from sales of investment securities	195,445	196,083
Purchases of investment securities	(197,453)	(199,964)
Rate reduction bond escrow and other deposits	465	8,436
Other investing activities	2,765	996

Net cash flows used in investing activities	(950,609)	(744,680)

Financing Activities:
Issuance of common shares	5,002	8,988
Issuance of long-term debt	660,000	655,000
Retirements of rate reduction bonds	(174,091)	(161,926)
Increase in short-term debt	363,187	—
Retirements of long-term debt	(154,286)	(4,877)
Cash dividends on common shares	(95,824)	(89,745)
Other financing activities	(7,771)	(5,169)

Net cash flows provided by financing activities	596,217	402,271

Net increase/(decrease) in cash and cash equivalents	67,714	(274,258)
Cash and cash equivalents - beginning of period	15,104	481,911

Cash and cash equivalents - end of period	$82,818	$207,653

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.